COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
The Company is involved in various litigation, claims and administrative proceedings, including those related to environmental (including asbestos) and legal matters. In accordance with ASC 450, Contingencies, the Company records accruals for loss contingencies when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These accruals are generally based upon a range of possible outcomes. If no amount within the range is a better estimate than any other, the Company accrues the minimum amount. In addition, these estimates are reviewed periodically and adjusted to reflect additional information when it becomes available. The Company is unable to predict the final outcome of the following matters based on the information currently available, except as otherwise noted. However, the Company does not believe that the resolution of any of these matters will have a material adverse effect upon its results of operations or financial condition.

Environmental Matters

The Company’s operations are subject to environmental regulation by various authorities. The Company has accrued for the costs of environmental remediation activities, including but not limited to, investigatory, remediation, operating and maintenance costs and performance guarantees. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to individual sites, including the technology required to remediate, current laws and regulations and prior remediation experience.

As of December 31, 2024 and 2023, the outstanding liability for environmental obligations are as follows:

(In millions)	2024	2023
Environmental reserves included in Accrued liabilities	$25	$19
Environmental reserves included in Other long-term liabilities	185	199
Total environmental reserves	$210	$218
For sites with multiple responsible parties, the Company considers its likely proportionate share of the anticipated remediation costs and the ability of other parties to fulfill their obligations in establishing a provision for these costs. Accrued environmental liabilities are not reduced by potential insurance reimbursements and are undiscounted.

Asbestos Matters

The Company has been named as a defendant in lawsuits alleging personal injury as a result of exposure to asbestos allegedly integrated into certain Carrier products or business premises. While the Company has never manufactured asbestos and no longer incorporates it into any currently-manufactured products, certain products that the Company no longer manufactures contained components incorporating asbestos. A substantial majority of these asbestos-related claims have been dismissed without payment or have been covered in full or in part by insurance or other forms of indemnity. Additional cases were litigated and settled without any insurance reimbursement. The amounts involved in asbestos-related claims were not material individually or in the aggregate in any period.

The Company's asbestos liabilities and related insurance recoveries are as follows:

(In millions)	2024	2023
Asbestos liabilities included in Accrued liabilities	$17	$15
Asbestos liabilities included in Other long-term liabilities	208	206
Total asbestos liabilities	$225	$221

Asbestos-related recoveries included in Accounts receivable, net	$7	$5
Asbestos-related recoveries included in Other assets	88	88
Total asbestos-related recoveries	$95	$93

The amounts recorded for asbestos-related liabilities are based on currently available information and assumptions that the Company believes are reasonable and are made with input from outside actuarial experts. These amounts are undiscounted and exclude the Company's legal fees to defend the asbestos claims, which are expensed as incurred. In addition, the Company has recorded insurance recovery receivables for probable asbestos-related recoveries.

Aqueous Film Forming Foam Litigation

As of December 31, 2024, the Company, Kidde-Fenwal, Inc. ("KFI") and others have been named as defendants in more than 9,000 lawsuits filed in United States state or federal courts and a single case in Canada alleging that the historic use of Aqueous Film Forming Foam ("AFFF") caused personal injuries and damage to property and water supplies. In December 2018, the U.S. Judicial Panel on Multidistrict Litigation transferred and consolidated all AFFF cases pending in the U.S. federal courts against the Company, KFI and others to the U.S. District Court for the District of South Carolina (the "MDL Proceedings"). Individual plaintiffs in the MDL Proceedings generally seek damages for alleged personal injuries, medical monitoring, diminution in property value and injunctive relief to remediate alleged contamination of water supplies. U.S. state, municipal and water utility plaintiffs in the MDL Proceedings generally seek damages and costs related to the remediation of public property and water supplies.

AFFF is a firefighting foam, developed beginning in the late 1960s pursuant to U.S. military specification, used to extinguish certain types of hydrocarbon-fueled fires. The lawsuits identified above relate to Kidde Fire Fighting, Inc., which owned the “National Foam” business that manufactured AFFF for sale to government (including the U.S. federal government) and non-government customers in the U.S. at a single facility located in West Chester, Pennsylvania (the "Pennsylvania Site"). Kidde Fire Fighting, Inc. was acquired by a UTC subsidiary in 2005 and merged into KFI in 2007. In 2013, KFI divested the AFFF businesses to an unrelated third party. The Company acquired KFI as part of the Separation in April 2020.
The key components that contribute to AFFF's fire-extinguishing capabilities are known as fluorosurfactants. Neither the Company, nor KFI, nor any of the Company's subsidiaries involved in the AFFF litigation manufactured fluorosurfactants. Instead, the National Foam business purchased these substances from unrelated third parties for use in manufacturing AFFF. Plaintiffs in the MDL Proceedings allege that the fluorosurfactants used by various manufacturers in producing AFFF contained, or over time degraded into, compounds known as per- and polyfluoroalkyl substances (referred to collectively as "PFAS"), including perflourooctanesulfonic acid ("PFOS") and perflourooctanoic acid ("PFOA"). Plaintiffs further allege that, as a result of the use of AFFF, PFOS and PFOA were released into the environment and, in some instances, ultimately reached drinking water supplies.

Plaintiffs in the MDL Proceedings have named multiple defendants, including suppliers of chemicals and raw materials used to manufacture fluorosurfactants, fluorosurfactant manufacturers and AFFF manufacturers. The defendants in the MDL Proceedings moved for summary judgment on the government contractor defense, which potentially applies to AFFF sold to or used by the U.S. government. After full briefing and oral argument, on September 16, 2022, the MDL court declined to enter summary judgment for the defendants. The defense, however, remains available at any trial in which it would apply.

On May 14, 2023, KFI filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under chapter 11 of the Bankruptcy Code, after the Company determined that it would not provide financial support to KFI going forward other than ensuring KFI has access to services necessary for the effective operation of its business. As a result, all litigation against KFI was automatically stayed. By agreement, all AFFF-related litigation against the Company, its other subsidiaries and RTX also was stayed. On November 21, 2023, the Bankruptcy Court ordered certain parties, including the Company, to participate in mediation sessions with respect to claims that might be asserted by and against it in the bankruptcy proceedings.

Following the conclusion of these mediation sessions in October 2024, the Company entered into a Settlement and Plan Support Agreement which contemplates that the Company will subsequently enter into three distinct settlement agreements (collectively, the “Proposed Settlement Agreements”) with KFI, the Official Committee of Unsecured Creditors appointed in KFI’s bankruptcy case (the “Committee”) and the Plaintiffs’ Executive Committee (the “MDL PEC”) appointed in the MDL Proceedings.

The first of the Proposed Settlement Agreements relates to claims that the Company is responsible for liabilities arising from KFI’s manufacture or sale of AFFF (“Estate Claims Settlement”). Upon Bankruptcy Court approval, the Estate Claims Settlement will permanently resolve all present and future claims that the Company is responsible for any liabilities of KFI, including all liabilities arising from KFI’s manufacture and sale of AFFF. The second and third of the Proposed Settlement Agreements release a very substantial amount of current and future direct claims against the Company (the “Direct Claims Settlements”). Direct claims allege that UTC, which indirectly owned KFI’s AFFF business for eight years, engaged in conduct independent of KFI that caused harm to AFFF claimants. The Company agreed to indemnify UTC for these direct claims when it was spun-off from UTC. Upon approval by the MDL Court, the Direct Claims Settlements resolve and enjoin all current and future AFFF-related direct claims against the Company by participating public water providers and airports. Non-settling parties may still assert direct AFFF-related claims, although we expect a vast majority of public water providers and airports will participate in the Direct Claims Settlements.

As part of the Proposed Settlement Agreements, the Company will pay $615 million in cash over five years, 100% of the net sale proceeds from its sale of KFI’s assets to Pacific Avenue Capital Partners, which are estimated to be $115 million, and contribute the right to recover proceeds under certain of its insurance policies. The Company will be entitled to receive up to $2.4 billion of proceeds from those insurance policies and will contribute the first $125 million of such proceeds as additional consideration in the Direct Claims Settlements. The Company also will be entitled to any earnouts payable to KFI under the KFI sale agreement. The Company expects insurance proceeds it receives in the future, in the aggregate, to cover the amount paid under the Proposed Settlement Agreements. As a result of the Proposed Settlement Agreements, the Company recorded a liability in the amount of $565 million during the year December 31, 2024. The amount recognized is in addition to liabilities of $50 million that the Company recorded upon the deconsolidation of KFI on May 14, 2023, as further discussed below. As of December 31, 2024, the Company has not recorded any amounts associated with expected insurance proceeds.

The Company and KFI believe that they have meritorious defenses to the remaining AFFF claims. Given the numerous factual, scientific and legal issues to be resolved relating to these claims, the Company is unable to assess the probability of liability or to reasonably estimate a range of possible loss at this time. There can be no assurance that any such future exposure will not be material in any period.
On November 14, 2024, KFI filed the chapter 11 plan of liquidation (as may be further amended, restated, supplemented, waived, or otherwise modified from time to time, the "Chapter 11 Plan"), which incorporates the Estate Claims Settlement, provides for the treatment of the various creditor classes, and establishes wind-down provisions, among other things, and the disclosure statement for the Chapter 11 Plan (as may be further amended, restated, supplemented, waived, or otherwise modified from time to time, the "Disclosure Statement"). A hearing to approve the Disclosure Statement, its ancillary documents and establish a Chapter 11 Plan confirmation timeline in the Bankruptcy Court is expected to be held in March 2025.

Deconsolidation Due to Bankruptcy

As of May 14, 2023, the Company no longer controlled KFI as its activities are subject to review and oversight by the Bankruptcy Court. Therefore, KFI was deconsolidated and its respective assets and liabilities were derecognized from the Company’s Consolidated Financial Statements. Upon deconsolidation, the Company determined the fair value of its retained interest in KFI to be zero and accounted for it prospectively using the cost method. As a result of these actions, the Company recognized a net loss of $292 million in its Consolidated Statement of Operations within Discontinued operations, net of tax. In addition, the deconsolidation resulted in an investing cash outflow of $134 million in the Company's Consolidated Statement of Cash Flows within Net cash flows provided by (used in) discontinued investing activities.

In connection with the bankruptcy filing, KFI entered into several agreements with subsidiaries of the Company to ensure they have access to services necessary for the effective operation of their business. All post-deconsolidation activity between the Company and KFI are reported as third-party transactions recorded within the Company's Consolidated Statement of Operations. Since the petition date, there were no material transactions between the Company and KFI other than a $15 million payment by the Company to KFI under the terms of a tax sharing arrangement.

Income Taxes

Under the TMA relating to the Separation, the Company is responsible to UTC for its share of the TCJA transition tax associated with foreign undistributed earnings as of December 31, 2017. During 2024, the Company recognized a $46 million gain associated with the TMA and UTC's conclusion of certain income tax matters from their 2017 and 2018 tax audit with the IRS. In addition, the Company recognized a $23 million tax benefit associated with a favorable court ruling and paid its April 2025 installment in 2024. As a result, a liability of $78 million is included within the accompanying Consolidated Balance Sheet within Other Long-Term Liabilities as of December 31, 2024. This obligation is expected to be settled in April 2026. The Company believes that the likelihood of incurring losses materially in excess of this amount is remote.

Self-Insurance

The Company maintains self-insurance for a number of risks, including but not limited to, workers’ compensation, general liability, automobile liability, property and employee-related healthcare benefits. It has obtained insurance coverage for amounts exceeding individual and aggregate loss limits. The Company accrues for known future claims and incurred but not reported losses.

The Company's self-insurance liabilities were as follows:

(In millions)	2024	2023
Self-insurance liabilities included in Accrued liabilities	$173	$160
Self-insurance liabilities included in Other long-term liabilities	43	55
Total self-insurance liabilities	$216	$215
The Company incurred expenses related to self-insured risks of $135 million, $139 million and $124 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Other Matters

The Company has other commitments and contingent liabilities related to legal proceedings, self-insurance programs and matters arising in the ordinary course of business. The Company accrues for contingencies generally based upon a range of possible outcomes. If no amount within the range is a better estimate than any other, the Company accrues the minimum amount.

In the ordinary course of business, the Company is also routinely a defendant in, party to or otherwise subject to many pending and threatened legal actions, claims, disputes and proceedings. These matters are often based on alleged violations of contract, product liability, warranty, regulatory, environmental, health and safety, employment, intellectual property, tax and other laws. In some of these proceedings, claims for substantial monetary damages are asserted against the Company and could result in fines, penalties, compensatory or treble damages or non-monetary relief. The Company does not believe that these matters will have a material adverse effect upon its competitive position, results of operations, cash flows or financial condition.